CONFIDENTIAL TREATMENT REQUESTED.

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN

REQUESTED IS OMITTED AND MARKED WITH “[*******]” OR OTHERWISE

CLEARLY INDICATED. AN UNREDACTED VERSION OF THIS DOCUMENT HAS

ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.

MANAGEMENT SERVICES AGREEMENT

TABLE OF CONTENTS

Section
1	Term
2	Exclusivity
3	Argus Services
4	Information Obtained through Argus Services
5	Systems, Data and Security
6	Customer’s Payment of Argus’ Invoices
7	Mutual Cooperation and Testing
8	Performance Warranty
9	Limitation of Liability
10	Indemnity
11	Termination
12	Confidentiality
13	Ownership
14	Audits/Subpoenas
15	Force Majeure
16	Compliance with Laws
17	Miscellaneous Legal Provisions
Exhibit A	Definitions
Exhibit B	Liability Limit Calculation
Exhibit C	Fees and Expenses

Service Exhibits:

Exhibit D	Claims Processing and Related Services
Exhibit E	Pharmacy Network Services
Exhibit F	Targeted Intervention Strategies
Exhibit G	PaHub Automated Authorization Services
Exhibit H	Predictive Modeling (ACG® Pharmacy Predictive Model)

Appendices (Forms/Catalog Listings):

Appendix 1	Form of Argus Networks

Regulatory Addenda:

Privacy/Security Regulatory Addendum

Management Services Agreement

Healthcare Corporation of America – Prescription Corporation of America, Inc.

Copyright 2011 by Argus Health Systems, Inc. All Rights Reserved All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.

CONFIDENTIAL TREATMENT REQUESTED.

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN

REQUESTED IS OMITTED AND MARKED WITH “[*******]” OR OTHERWISE

CLEARLY INDICATED. AN UNREDACTED VERSION OF THIS DOCUMENT HAS

ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.

THIS MANAGEMENT SERVICES AGREEMENT (“MSA”), effective as of this 1st day of January, 2012 (“Effective Date”), is between Argus Health Systems, Inc., a Delaware corporation having its principal place of business at 1300 Washington Street, Kansas City, Missouri 64105-1433 (“Argus”), and Healthcare Corporation of America – Prescription Corporation of America, Inc., having its principal place of business at 66 Ford Road, Suite 230

Denville, New Jersey 07843 (“Customer”).

The capitalized terms used herein are defined in the body of this MSA (including exhibits, appendices, and addenda) or in Exhibit A (Definitions), attached hereto and incorporated herein by reference.

WHEREAS, Argus is in the business of providing certain services (discussed in greater detail in the Service Exhibits) that support the pharmaceutical industry.

WHEREAS, Customer desires to utilize such services and is willing to compensate Argus as outlined in this MSA.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the sufficiency and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1. TERM.

A. Initial Term. This MSA shall remain in full force and effect for a period of three (3) years from the Effective Date.

B. Renewal. This MSA shall be automatically renewed for successive three-year periods unless either party gives the other party at least ninety (90) days written notice of non-renewal prior to the end of the then-current term.

2. EXCLUSIVITY. Except as provided herein, during the term of this MSA: (a) Customer shall exclusively utilize Argus for the type of services that the parties have agreed Argus is to provide hereunder; and (b) Argus may provide such services to third parties.

3. ARGUS SERVICES. Argus shall provide to Customer the services set forth in each of the Exhibits attached hereto and incorporated herein by reference (collectively, the “Service Exhibits”), subject to the regulatory obligations set forth in the Regulatory Addendum (Miscellaneous) attached hereto and incorporated herein by reference.

4. INFORMATION OBTAINED THROUGH ARGUS SERVICES. Customer acknowledges and agrees that (a) information in Argus databases is derived from third party sources and is not independently developed by Argus, and Argus utilizes industry materials and the advice and resources of outside vendors and healthcare professionals to provide Argus services, (b) the usefulness of the information provided by Argus is necessarily limited by the amount of information received by Argus from Customer and others, and the thoroughness and accuracy of such information, (c) Argus’ databases do not contain all currently available information on healthcare or pharmaceutical practices, (d) Argus is not responsible for failing to include information in databases that is not specifically requested by Customer or required by this MSA, for the actions or omissions of contributors of information to Argus or for misstatements or inaccuracies in industry materials utilized by Argus, and (e) all warranty disclaimers and exclusions made by contributors of information or data to Argus shall apply to the Argus services provided hereunder.

Management Services Agreement

Healthcare Corporation of America – Prescription Corporation of America, Inc.

Copyright 2011 by Argus Health Systems, Inc. All Rights Reserved All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.

CONFIDENTIAL TREATMENT REQUESTED.

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN

REQUESTED IS OMITTED AND MARKED WITH “[*******]” OR OTHERWISE

CLEARLY INDICATED. AN UNREDACTED VERSION OF THIS DOCUMENT HAS

ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.

5. SYSTEMS, DATA AND SECURITY

A. Access to Systems. With respect to each service Argus is to provide to Customer allowing Customer access to an Argus system or database, Argus shall provide Customer with Access Information. If Argus requires, Customer shall inform Argus of the identity of authorized users, of additions and deletions to the list of users, and of access rights of individual users and shall ensure that Access Information is not provided to users not designated to Argus. Passwords will expire periodically, which will require entry of a new password for each user on a regular interval defined by Argus. Customer shall provide at its expense, the equipment, software and communications network transmission capabilities necessary to access Argus databases and systems.

B. Customer Data Provided for Input. If Customer is providing data to Argus, Customer shall maintain in an uncorrupted condition and have available backup copies of all such data and information and Argus shall have no obligation to reconstruct or recompile such data.

C. Internet Security. Customer acknowledges that the Internet is not a secure or reliable environment and that the ability of Argus to deliver Internet services is dependent upon the Internet and equipment, software, systems, data and services provided by various telecommunications carriers, equipment manufacturers, firewall providers and encryption system developers and other vendors and third-parties. Customer acknowledges that use of the Internet in conjunction with Argus’ services entails confidentiality and other risks that may be beyond Argus’ reasonable control. Argus agrees to maintain and make available written and HIPAA compliant encryption and other protocols to protect against unauthorized interception, corruption, use of or access to Proprietary Information that it receives and/or disseminates over the Internet (“Internet Protocol”). Argus may, but shall not be required to, modify the Internet Protocol from time to time to the extent it believes in good faith that such modifications will not diminish the security of Argus’ systems.

6. CUSTOMER'S PAYMENT OF ARGUS’ INVOICES.

A. Fees and Expenses. Customer acknowledges and agrees that it has carefully reviewed Exhibit C (Fees and Expenses) attached hereto and incorporated herein by reference, and shall pay all charges and fees set forth therein for services Customer has selected as of the Effective Date and for Argus’ expenses, including without limitation those expenses set forth in Exhibit C. For services not selected by Customer at the Effective Date but later selected by Customer (“Additional Services”), Customer shall pay Argus at Argus’ then current rates for such Additional Services or at such other rates as are reflected in a modified Exhibit C to which Argus and Customer have agreed in writing prior to the rendering of the Additional Services.

Management Services Agreement

Healthcare Corporation of America – Prescription Corporation of America, Inc.

Copyright 2011 by Argus Health Systems, Inc. All Rights Reserved All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.

CONFIDENTIAL TREATMENT REQUESTED.

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN

REQUESTED IS OMITTED AND MARKED WITH “[*******]” OR OTHERWISE

CLEARLY INDICATED. AN UNREDACTED VERSION OF THIS DOCUMENT HAS

ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.

B. Disputed Amounts and Late Fees. Customer shall pay Argus within fifteen (15) calendar days of the receipt of each invoice from Argus (the “Invoice Payment Date”), except such amounts as are disputed in good faith by providing adequate written notice and documentation of such dispute to Argus no later than the Invoice Payment Date. Customer shall work diligently with Argus to promptly resolve such dispute. Within fifteen (15) calendar days of the resolution of such dispute (the “Dispute Payment Date”), Customer shall remit to Argus the agreed-upon amount. For any amounts that are due hereunder and are not received by Argus by the Invoice Payment Date or the Dispute Payment Date, Customer shall pay to Argus a late charge equal to an annual interest rate of eighteen percent (18.0%) until such amounts are paid in full. Customer shall reimburse Argus for its reasonable expenses, including attorneys’ fees, in enforcing this Section 6.

C. Disbursements to Contracted Pharmacies. This Section does not apply to Customer’s obligation to fund Disbursements, which is covered in Exhibit D (Claims Processing and Related Services).

7. MUTUAL COOPERATION AND TESTING.

A. Cooperation. Each party shall reasonably cooperate with the other party during the implementation of services and throughout the term of this MSA as necessary for the performance of the parties’ respective obligations hereunder. As soon as necessary for Argus to fulfill its obligations under this MSA, and otherwise within a reasonable period of time, Customer shall respond to any requests by Argus for information or determinations needed by Argus to perform the services set forth herein. Customer shall provide to Argus valid, correct, properly formatted and transmitted data and any other information necessary for Argus to fulfill its obligations to Customer. Customer shall advise Argus of any Argus error, failure in performance, or inconsistency within a prompt period of time after discovery and in any event no later than the earlier of one (1) year from the occurrence or sixty (60) days after termination or expiration of the Agreement.

B. Testing. When Customer and Argus have agreed that Customer shall conduct testing of or review the testing results of a process or method, Customer shall have an obligation to promptly notify Argus of any error in the process or method, and Argus shall have no responsibility to make adjustments with respect to and shall not be liable for errors about which Customer failed to give such notice to Argus upon testing.

8. PERFORMANCE WARRANTY.

A. Warranty. Argus shall at all times use reasonable commercial efforts to fulfill its obligations under the Service Exhibits; provided, however, that Argus’ commercial efforts shall not be deemed unreasonable to the extent Argus’ ability to perform was affected by Customer’s breach of its obligations hereunder or Argus was complying with Customer’s instructions.

Management Services Agreement

Healthcare Corporation of America – Prescription Corporation of America, Inc.

Copyright 2011 by Argus Health Systems, Inc. All Rights Reserved All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.

CONFIDENTIAL TREATMENT REQUESTED.

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN

REQUESTED IS OMITTED AND MARKED WITH “[*******]” OR OTHERWISE

CLEARLY INDICATED. AN UNREDACTED VERSION OF THIS DOCUMENT HAS

ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.

B. Re-Performance Obligations. In the event of any claim by Customer that Argus has not performed its obligations to provide services as required by this MSA, the sole obligation of Argus, if available, shall be to re-perform within commercially reasonable limits any service which does not conform to this MSA at Argus’ expense, provided that such failure to perform is not due to an act or omission by Customer.

Argus shall make reasonable efforts, in its sole discretion, to collect any overpayments from Participating Pharmacies; however, Argus shall not be required to institute any litigation or other legal action or proceeding to collect any overpayments. Argus' obligation to attempt reasonable collection efforts shall be Argus' sole obligation and liability with respect to remedying such overpayments.

C. Disclaimers. EXCEPT AS PROVIDED IN THIS SECTION 9, NOTWITHSTANDING ANY OTHER TERM OF THIS MSA, ARGUS’ SERVICES AND ALL SYSTEMS AND DATABASES DESCRIBED IN THIS MSA ARE PROVIDED “AS-IS” ON AN “AS AVAILABLE” BASIS, AND ARGUS SPECIFICALLY DISCLAIMS ANY AND ALL REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, REGARDING SERVICES PROVIDED HEREUNDER, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE, AND NON-INFRINGEMENT AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE.

9. LIMITATION OF LIABILITY.

A.	Exclusion of Damages . [*******]

B.	Argus Not An Insurer Or Healthcare Provider. [*******]

C.	Excluded Liabilities. [*******]

D.	Liability Limitation. [*******]

10. INDEMNITY.

A. General Indemnification Provisions. Subject to Section 9 (Limitation of Liability) of this MSA, each party shall indemnify and defend the other party and their shareholders, officers, directors, employees, affiliates and agents, and the successors, representatives and assigns thereof (the “Indemnified Parties”) for, and hold them harmless from and against, any and all liability, loss, damage and expense, including reasonable attorneys fees, arising directly or indirectly from third-party claims against the other party (the “Losses”) that are the direct result of such party’s material breach of this MSA. In addition, Customer shall indemnify and defend the Argus Indemnified Parties for, and hold them harmless from and against, any and all Losses of Argus relating to the contents or coverage of a Program or to actions or inactions by Argus in compliance with Customer instructions, except to the extent that such Losses are the direct result of Argus' material breach of this MSA.

Management Services Agreement

Healthcare Corporation of America – Prescription Corporation of America, Inc.

Copyright 2011 by Argus Health Systems, Inc. All Rights Reserved All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.

CONFIDENTIAL TREATMENT REQUESTED.

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN

REQUESTED IS OMITTED AND MARKED WITH “[*******]” OR OTHERWISE

CLEARLY INDICATED. AN UNREDACTED VERSION OF THIS DOCUMENT HAS

ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.

B. Indemnity Procedures. Each party’s obligation to indemnify shall apply only if the party to be indemnified has given the party providing the indemnity (“Indemnifying Party”) prompt written notice of the claim, provides all reasonable information and assistance to the Indemnifying Party for the Indemnifying Party to settle or defend the action, and grants the Indemnifying Party the sole authority to control the defense and settlement of the claim.

11. TERMINATION.

A. Termination for Material Breach. If there is any material default by either party in the performance of the terms and conditions of this MSA, the non-defaulting party may terminate this MSA upon sixty (60) days’ prior written notice; provided, however, that the defaulting party has not cured such default within ten (10) days prior to the end of such sixty (60) day period. If either party defaults under this MSA, the other party will use commercially reasonable efforts to mitigate damages caused by such default.

B. Obligations Upon Termination. Upon expiration or termination of this MSA: (a) Customer will pay contemporaneously with the expiration or termination date all amounts due Argus; (b) Customer will timely pay all subsequent invoices (1) for services performed and expenses incurred on or prior to the expiration or termination date, and (2) for expenses associated with the return to Customer at Customer’s request of (i) on-line data transferred to electronic media at Argus’ discretion and archived media stored by Argus, and (ii) direct Member reimbursement and other paper Claim forms; (c) Argus will deliver to Customer within forty-five (45) business days of the expiration or termination date the balance of any funds delivered by Customer to Argus for the payment of Claims Processed on Customer’s behalf through IPNS, less all sums outstanding which are owed by Customer to Argus; and (d) unless Customer and Argus otherwise agree pursuant to a post-processing agreement, Argus shall not be required to continue to perform services hereunder, including without limitation making adjustments to transactions or providing ongoing storage and maintenance of records.

C. Termination for Insolvency/Bankruptcy. Either party may terminate this MSA effective immediately without liability upon written notice to the other if any one of the following events occurs: (i) the other files a voluntary petition in bankruptcy or an involuntary petition is filed against it, (ii) the other is adjudged as bankrupt, (iii) a court assumes jurisdiction of the assets of the other under federal reorganization act, (iv) a trustee or receiver is appointed by a court for all or a substantial portion of the assets of the other, (v) the other becomes insolvent, or (vi) the other makes an assignment of its assets for the benefit of its creditors.

Management Services Agreement

Healthcare Corporation of America – Prescription Corporation of America, Inc.

Copyright 2011 by Argus Health Systems, Inc. All Rights Reserved All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.

CONFIDENTIAL TREATMENT REQUESTED.

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN

REQUESTED IS OMITTED AND MARKED WITH “[*******]” OR OTHERWISE

CLEARLY INDICATED. AN UNREDACTED VERSION OF THIS DOCUMENT HAS

ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.

12. CONFIDENTIALITY.

A. Privacy Regulations. The parties are subject to the obligations set forth in the Privacy/Security Regulatory Addendum attached hereto.

B. Proprietary Information.

1. General. Proprietary Information shall include the following: (a) the terms of this MSA (but not the existence thereof) and all information disclosed by each party to the other pursuant to this MSA; (b) any information or material that would give a third party some competitive business advantage or the opportunity of obtaining such advantage, or the disclosure of which could be detrimental to the interests of a party to this MSA including, but not limited to, a party’s databases, software, systems, products, services, layouts, designs, formats, procedures in any form of expression, processes, tags, applications, interfaces, interface formats, technology and all elements thereof, files, compilations, analyses, publications, edits, protocols, documents, reports, and any derivative works (as defined in the Copyright Act of 1976, as amended), developments, changes, modifications or new features relating thereto; (c) any information or material which is marked “Confidential,” “Restricted,” or “Proprietary Information” or other similar marking; (d) any information or material known by the parties to be considered confidential or proprietary; or (e) any information or material which should be known or understood to be confidential or proprietary by an individual exercising reasonable commercial judgment in the circumstances. Each party acknowledges and agrees that the other party’s Proprietary Information constitutes confidential material and trade secrets of the other party.

2. Exclusions. The term “Proprietary Information” does not include information which (a) has been or may in the future be published or is now or may in the future be otherwise in the public domain through no fault of the receiving party; (b) prior to disclosure pursuant to this MSA, or during negotiations therefore, is property within the legitimate possession of the receiving party; (c) subsequent to disclosure pursuant to this MSA is lawfully received from a third party having rights in the information without restriction of the third party’s right to disseminate the information and without notice of any restriction against its further disclosure; (d) is independently developed by the receiving party through its agents who have not had access to such Proprietary Information; or (e) is obligated to be produced under order of a court of competent jurisdiction or other similar requirement of a governmental agency.

C. Use of Proprietary Information. Customer acknowledges and agrees that from time to time: (1) Argus uses certain information which is not identifiable by Member or Argus customer to report industry trends, benchmarks and the like (“Blind Reporting”), (2) Argus may provide Member or other Customer information to state or federal bodies (or their parties acting on behalf of such bodies) that request it for Medicaid or Medicare subrogation or for other purposes the agencies represent is allowed by law (“Required Reporting”), and (3) Argus discloses Customer Proprietary Information to Contracted Pharmacies as Argus deems necessary to operate the Argus Network or Customer Network. Each party agrees to hold the other party’s Proprietary Information in confidence, to use and reproduce such Proprietary Information only to accomplish the intent of this MSA, and to use reasonable care to avoid unauthorized disclosure or use of the Proprietary Information; provided, however, that Argus may use Customer’s Proprietary Information as set forth herein.

Management Services Agreement

Healthcare Corporation of America – Prescription Corporation of America, Inc.

Copyright 2011 by Argus Health Systems, Inc. All Rights Reserved All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.

CONFIDENTIAL TREATMENT REQUESTED.

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN

REQUESTED IS OMITTED AND MARKED WITH “[*******]” OR OTHERWISE

CLEARLY INDICATED. AN UNREDACTED VERSION OF THIS DOCUMENT HAS

ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.

D. Right to Disclose. Each party represents and warrants that it has the right to disclose its Proprietary Information to the other party.

E. Return or Destruction of Proprietary Information. The parties agree that immediately upon termination, cancellation, expiration or other conclusion of this MSA, without regard to the reason for termination, the parties shall return to one another or destroy, in the disclosing party’s sole discretion, all materials containing Proprietary Information that is the property of the other party. The parties will complete such return or destruction as promptly as possible, but in no event later than thirty (30) days after the effective date of the termination, cancellation, expiration or other conclusion of this MSA. Within such thirty (30) day period, each party will certify in writing to the other party that such return or destruction has been completed.

F. Governmental Disclosures. If a party is required to file this MSA or any portion thereof with, or to provide any information pertaining to this MSA to, any state or federal agency or regulatory body, it shall notify the other party sufficiently in advance for the parties to work together to redact such provisions and to keep confidential such information as the other party deems sensitive. Customer acknowledges that at a minimum Argus considers all monetary provisions, damage limitation and formulas in this Agreement as confidential, as well as any Argus Network disbursement schedules and other monetary amounts contained in any portion of this MSA or in an election form. Each party shall use its best efforts to advance the position of the other party with the governmental agency or regulatory body that such provisions or information should not be provided or should not be made publicly available, and each party shall keep the other party apprised of any decision by the agency or regulatory body in this regard. Each party shall provide the other party with copies of all written communications with the agency or regulatory body pertaining to the services to be provided hereunder or to this MSA.

G. Press Releases. Neither party shall release information to the press or, except as necessary to perform its obligations hereunder, over the Internet referring to the terms and provisions of this MSA without the express written consent of the other party. Nothing herein shall prevent a party from disclosing the mere existence of this MSA.

13. OWNERSHIP. All Proprietary Information, unless otherwise agreed in writing, remains the exclusive property of the disclosing party. Each party shall retain full and exclusive ownership and all rights over its respective Proprietary Information, and the programming, conception, development or enhancement thereof, and over its publications, trade secrets, copyrights, trademarks and patents, and the other party shall not purport to have ownership thereof. Customer shall not copy, reverse engineer, decompile or disassemble or otherwise attempt to create or derive the source code of any Argus software or system. Customer agrees not to take any action which would mask, delete or otherwise alter any Argus on-screen disclaimers or copyright, trademark and service notifications provided by Argus from time to time, or any “point and click” features relating to acknowledgement and acceptance of such disclaimers and notifications.

Management Services Agreement

Healthcare Corporation of America – Prescription Corporation of America, Inc.

Copyright 2011 by Argus Health Systems, Inc. All Rights Reserved All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.

CONFIDENTIAL TREATMENT REQUESTED.

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN

REQUESTED IS OMITTED AND MARKED WITH “[*******]” OR OTHERWISE

CLEARLY INDICATED. AN UNREDACTED VERSION OF THIS DOCUMENT HAS

ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.

14. AUDITS/SUBPOENAS.

A. Customer Audits of Argus Services. Customer may, at its cost and expense, conduct audits of the records and information pertaining to services Argus provides to Customer that are reasonable in scope and conducted at reasonable times during the regular business hours of Argus. Customer hereby agrees that any Customer-designated auditors must not have a conflict of interest with Argus or its affiliates or sub-contractors and shall be subject to confidentiality provisions equal to or more stringent than required of Customer under this MSA. Any audit performed under this MSA shall (i) be coordinated through the internal controls function or office of Argus or its subcontractors, (ii) be reasonably designed not to interfere with Argus’ operations or the operations of its subcontractors, the uptime, stability or efficiency of such operations or the standard security requirements of the applicable entity, (iii) not violate any laws, regulations or orders applicable to Argus or its subcontractors, (iv) not cause Argus to breach any contractual obligation, (v) be limited to the systems, controls, processes, records and details specifically applicable to the provision of services for Customer hereunder, and (vi) not cause access to any data not related to or arising from the performance of services for the Program. Audit requests will be in writing and given not less than thirty (30) days prior to the anticipated date of the audit. After expiration or termination of this MSA, Customer may only request an audit of Argus’ records, including those of its subcontractors, if such audit is for regulatory purposes and such audit is exclusively conducted by a governmental agency, or as otherwise required by law.

B. Audits of Customer Data. Argus shall allow regulators and third parties to whom Customer has given audit rights to audit services provided hereunder as required by regulations applicable to Customer, and Customer shall give Argus prompt written notice upon learning that any such regulatory audit is to occur. Customer shall fully reimburse Argus for its costs and expenses in any such regulatory audit.

C. SSAE 16 Audit. On an annual basis, Argus shall provide Customer with a SSAE 16 audit report, performed in accordance with the American Institute of Certified Public Accountants Statement on Standards for Attestation Engagements No. 16, Reporting on Controls at a Service Organizations (the “SSAE 16"). The SSAE 16 will cover claims processing performed by Argus on behalf of Customer.

D. Reimbursement of Expenses. Because Argus has costs associated with the retrieval of archived data and is keeping data on Customer’s behalf, Customer shall reimburse Argus for the expenses and attorney’s fees Argus incurs in responding to subpoenas, garnishments, or other legal processes involving requests for Customer information or property, provided that (except for instructions to redirect Disbursements from one Contracted Pharmacy to another due to an assignment of assets, bankruptcy or other transaction) Argus has notified Customer of the request prior to complying.

Management Services Agreement

Healthcare Corporation of America – Prescription Corporation of America, Inc.

Copyright 2011 by Argus Health Systems, Inc. All Rights Reserved All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.

CONFIDENTIAL TREATMENT REQUESTED.

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN

REQUESTED IS OMITTED AND MARKED WITH “[*******]” OR OTHERWISE

CLEARLY INDICATED. AN UNREDACTED VERSION OF THIS DOCUMENT HAS

ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.

15. FORCE MAJEURE. Any party’s delay in, or failure of, performance under this MSA shall be excused where such delay or failure is caused by the following: (a) an act of nature, fire, act of war, terrorist act, pandemic or other catastrophe; (b) electrical, computer, software, transmission, power, communications or mechanical failure; (c) work stoppage, delays or failure to act of any carrier or agent; (d) direction or effect of an order from a court or government agency or body; (e) functions or malfunctions of the Internet, telecommunications services (including wireless), firewalls, encryption systems or security devices; or (e) any other cause beyond a party’s reasonable control. In the event such acts result in a delay by Customer of payment of sufficient funds to the appropriate Argus disbursing account, Argus shall not be required to disburse any funds to the respective Contracted Pharmacies unless and until such payment is made by Customer as provided in Exhibit D (Claims Processing and Related Services).

16. COMPLIANCE WITH LAWS.

A. Regulation of Argus Services. Argus represents and warrants that it will take reasonable steps to comply with the laws, regulations, and governmental policies, guidelines and instructions applicable to its provision of services under this MSA (“Governmental Obligations”), provided that Customer complies with its obligations and has satisfied the representations and warranties in this Section. Customer represents and warrants that the obligations referred to in the Service Exhibits set forth all of Argus’ performance obligations, including without limitation formats for data transmission and time periods for Disbursements, required by such Governmental Obligations on the Effective Date.

B. Customer Notice to Argus of Regulated Changes to Services. Customer agrees to promptly notify Argus of any Governmental Obligations (regardless of whether they existed on the Effective Date) that impact or add to such specific performance obligations hereunder (“Additional Obligations”) as soon as practical after Customer has become aware of the same, including without limitation any changes to the specific performance obligations required by any regulatory addendum the parties may attach hereto.

C. Addressing Additional Regulatory Obligations. If Argus is notified in writing by Customer or otherwise that Argus’ performance obligations require a formal amendment of the Service Exhibits, Argus shall make such changes as the structure of IPNS allows at Argus’ then current rates or as mutually agreed to by Customer and Argus. Argus, within ten (10) business days of such notice, may provide Customer with its written objection to performing the Additional Obligations, and may request consultation with Customer. Not later than ten (10) days after the date of such objection, the parties shall discuss in good faith the possibility of a mutually satisfactory resolution of the issue; provided, however, that in the event the parties fail to reach written agreement on a mutually satisfactory resolution within forty-five (45) days after the date of the objection, Argus, if it believes in good faith that the proposed alteration will have a materially adverse financial effect on its interests in this MSA, shall have a right to immediately terminate this MSA by providing written notice to Customer. Customer shall not assert any claim against Argus for monetary damages or equitable relief or otherwise for Argus’ failure to perform the Additional Obligation from the date of notice to Argus of the Additional Obligation through the date agreed to by the parties for implementation of such obligation, or, if Argus exercises a right to terminate the Agreement, through the termination date.

Management Services Agreement

Healthcare Corporation of America – Prescription Corporation of America, Inc.

Copyright 2011 by Argus Health Systems, Inc. All Rights Reserved All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.

CONFIDENTIAL TREATMENT REQUESTED.

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN

REQUESTED IS OMITTED AND MARKED WITH “[*******]” OR OTHERWISE

CLEARLY INDICATED. AN UNREDACTED VERSION OF THIS DOCUMENT HAS

ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.

D. Customer Compliance. Customer agrees to comply with all (a) laws, regulations, and governmental policies, guidelines and instructions applicable to receipt from Argus of services hereunder, and (b) legal, contractual or other obligations that it has with its Members; provided however, that a breach of this obligation shall not relieve Customer of its obligations in this Section or elsewhere in this MSA.

17. MISCELLANEOUS LEGAL PROVISIONS.

A. Notices. Notices under this MSA shall be given in writing by personal delivery, prepaid certified or registered mail return receipt requested, independent overnight courier, or facsimile transmission with a copy sent by certified mail, registered mail, or independent overnight carrier to follow addressed as follows (or at such other address as shall be given by either of the parties to the other pursuant to this Section):

Argus:	HCA -PCA
Argus Health Systems, Inc.	Healthcare Corporation of America -
[*******]	Prescription Corporation of America, Inc.
66 Ford Road, Suite 230
Denville, New Jersey 07843
Facsimile: 973-983-6304

B. Assignment. This MSA and the rights and obligations hereunder shall not be assigned by either party without prior written consent of the other party; provided, however, that such consent shall not be required in the event this MSA, or any rights or obligations hereunder, are assigned by a party as a result of the sale of substantially all of the party’s business or assets or as a result of a reorganization, merger or business consolidation involving the assigning party. This MSA shall be binding upon and inure to the benefit of the respective successors, permitted assigns and legal representatives of the parties hereto.

C. Counterparts. This MSA may be executed in counterparts, all of which together shall be deemed one and the same agreement.

D. Governing Law. This MSA shall be governed by and construed in accordance with the laws of the State of Missouri without regard to its principles of conflicts of law.

E. Independent Contractor. Customer and Argus shall be considered independent of each other at all times. Nothing in this MSA shall be construed to constitute the existence of any agency, joint venture, partnership or fiduciary relationship between the parties. Argus shall choose the means to be employed and the manner of carrying out its obligations in this MSA.

F. Entire Agreement. This MSA, together with the exhibits and addenda hereto, constitutes the entire understanding of the parties with respect to the subject matter of this MSA and supersedes and replaces all prior or contemporaneous responses to requests for proposals or information, marketing literature, negotiations, understandings and representations, whether oral or written. No supplement, modification or amendment of this MSA shall be binding unless contained in a writing signed by each of the parties to this MSA. No agent of any party hereto is authorized to make any representation, promise or warranty inconsistent with the terms hereof.

Management Services Agreement

Healthcare Corporation of America – Prescription Corporation of America, Inc.

Copyright 2011 by Argus Health Systems, Inc. All Rights Reserved All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.

CONFIDENTIAL TREATMENT REQUESTED.

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN

REQUESTED IS OMITTED AND MARKED WITH “[*******]” OR OTHERWISE

CLEARLY INDICATED. AN UNREDACTED VERSION OF THIS DOCUMENT HAS

ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.

G. Validity. If an arbitrator, court or administrative agency determines any provision of this MSA invalid, the provision shall be interpreted to the greatest extent permitted by law to give effect to the parties’ intentions, and the determination shall not affect the enforceability of any other provision.

H. Waiver. The waiver by any party of any breach of any provisions of this MSA shall not operate, or be construed, as a waiver of any subsequent breach.

I. No Third-Party Beneficiaries. This MSA is intended solely for the benefit of the parties. In no event will any third party, including without limitation any Program Sponsor, Pharmacy, Prescriber, Member, bank, governmental entity, or contractor or client of Customer, have any rights under or right to enforce the terms of this MSA.

J. Binding Effect. This MSA shall be binding upon each party’s successors and permitted assigns and shall inure to the benefit of and be enforceable by each party’s successors and permitted assigns.

K. Equitable Relief. The parties agree that monetary damages will be difficult to ascertain in the event of any breach of Section 12 (Confidentiality) or of Section 13 (Ownership) and that monetary damages alone would not suffice to compensate a party for such breach. The parties agree that in the event of any violation of Section 12 (Confidentiality) or Section 13 (Ownership) of this MSA, without limiting any other rights and remedies, an injunction may be brought against any party who has breached or threatened to breach these provisions, without the requirement to post bond. In any proceeding upon a motion for equitable relief, a party’s ability to answer as to damages shall not be interposed as a defense to the granting of such equitable relief.

L. Survival. Termination of this MSA for any reason shall not terminate any limitation of liability or indemnification provisions or release either party from any liability which at the time of termination has already accrued to the other party or which thereafter may accrue with respect to any act or omission occurring prior to termination; provided, however, that Argus’ obligation in Section 8B (Re-Performance Obligations) to re-perform shall not survive for longer than six (6) months after termination or expiration of the MSA.

Management Services Agreement

Healthcare Corporation of America – Prescription Corporation of America, Inc.

Copyright 2011 by Argus Health Systems, Inc. All Rights Reserved All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.

CONFIDENTIAL TREATMENT REQUESTED.

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN

REQUESTED IS OMITTED AND MARKED WITH “[*******]” OR OTHERWISE

CLEARLY INDICATED. AN UNREDACTED VERSION OF THIS DOCUMENT HAS

ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.

M. Headings. The headings in this MSA are for convenience only and shall not be used to construe the meaning of the provisions in or to interpret this MSA.

N. Other Business. Argus may participate in claim verification programs involving certain public benefits (i.e., governmental relief programs), health plans, pharmaceutical manufacturers and other parties that are utilized to facilitate instant rebates, coupons or instant savings at the point of sale. Argus will not sponsor these programs and will only provide its traditional back office infrastructure and administrative services (claims processing, retail network and reporting) to support these programs. Argus will process these claims for secondary funding eligibility and available secondary funding may be credited to the patient electronically at the point of sale and applied to amounts not covered by the primary payor, including co-payments. Authorized pharmacy reimbursements may be funded by the applicable party that contracts with Argus for these services. The claim verification programs will not involve Member data or information on the primary payor, even if such payor is an Argus client, and Argus will be unable to verify formulary status of submitted secondary claims.

[Signatures on the following page]

Management Services Agreement

Healthcare Corporation of America – Prescription Corporation of America, Inc.

Copyright 2011 by Argus Health Systems, Inc. All Rights Reserved All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.

CONFIDENTIAL TREATMENT REQUESTED.

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN

REQUESTED IS OMITTED AND MARKED WITH “[*******]” OR OTHERWISE

CLEARLY INDICATED. AN UNREDACTED VERSION OF THIS DOCUMENT HAS

ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.

The parties have caused this MSA to be executed by their respective duly authorized officers or agents as of the date set forth below.

ARGUS HEALTH SYSTEMS, INC.	HEALTHCARE CORPORATION OF AMERICA – PRESCRIPTION CORPORATION OF AMERICA, INC

By: /s/ Patricia Yakimo Printed Name: Patricia Yakimo Title: Senior Vice President Date: 11-18-11	By: /s/ Ann F. Saskowitz Printed Name: Ann F. Saskowitz Title: Vice President Service Operations Date: 11-18-11

Management Services Agreement

Healthcare Corporation of America – Prescription Corporation of America, Inc.

Copyright 2011 by Argus Health Systems, Inc. All Rights Reserved All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.

CONFIDENTIAL TREATMENT REQUESTED.

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN

REQUESTED IS OMITTED AND MARKED WITH “[*******]” OR OTHERWISE

CLEARLY INDICATED. AN UNREDACTED VERSION OF THIS DOCUMENT HAS

ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT A: DEFINITIONS

access information means the unique identifier, password and related information necessary for Customer’s on-line users to have the electronic capability to view and modify IPNS files or to use RxFocus®.

ARGUS FORMAT means with respect to Claims submitted or Claims history provided on electronic or magnetic media, the NCPDP or other industry standard format specified or accepted and machine readable by Argus and containing Required Information. With respect to Claims submitted or Claims history provided on paper, a UCF Form and Argus transmittal form containing legible, complete and identifiable information and forwarded to an Argus-designated post office box. With respect to IPNS® file information, complete, legible, and identifiable information in the record layout specified or approved by Argus.

Argus Network means a group of Argus Pharmacies that have agreed to participate in an Argus Network under a Participating Pharmacy agreement.

Argus Network Agreement (ANA) means the applicable Disbursement schedule elected by an Argus Pharmacy by executing an Argus Network Election.

ARGUS PHARMACY or ARGUS PharMACIES means a Pharmacy that has elected, either independently or through an Intermediary, to participate in an Argus Network which Customer is utilizing.

CHECK REGISTER means for a Financial Cycle, a listing of checks to be issued to Participating Pharmacies in Customer Networks.

CLAIM is the request of a Contracted Pharmacy or a Member for amounts due under a Program to the Contracted Pharmacy or Member subsequent to the Contracted Pharmacy’s provision of prescription drugs or of certain other healthcare-related products or services to a Member.

CONTRACTED PHARMACY or PHARMACIES means all Argus Pharmacies and Participating Pharmacies.

Copayment means that portion of a Contracted Pharmacy charge that a Member is required to pay the Contracted Pharmacy in accordance with the applicable Program.

Covered Medications means those prescription drugs, injectables, compounds, supplies, and other items which are legally prescribed by an authorized, licensed Prescriber and are covered by a Program.

CUSTOMER Network means a group of Participating Pharmacies that have agreed to participate in a Network under an agreement with Customer.

Management Services Agreement

Healthcare Corporation of America – Prescription Corporation of America, Inc.

Copyright 2011 by Argus Health Systems, Inc. All Rights Reserved All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.

CONFIDENTIAL TREATMENT REQUESTED.

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN

REQUESTED IS OMITTED AND MARKED WITH “[*******]” OR OTHERWISE

CLEARLY INDICATED. AN UNREDACTED VERSION OF THIS DOCUMENT HAS

ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.

DISBURSEMENT means an amount due a Contracted Pharmacy under a Participating Pharmacy agreement and paid to the Contracted Pharmacy after a Financial Cycle pursuant to the terms of Exhibit D (Claims Processing and Related Services).

DISPENSE AS WRITTEN (DAW) CODE is the code promulgated by the NCPDP used to indicate the reason for dispensing a multi-source brand-named medication.

DRUG UTILIZATION REVIEW (DUR) MESSAGE means an on-line message that alerts a Contracted Pharmacy of a potential interaction and/or potential resulting therapeutic implications of various drugs.

ELIGIBLE means a Member is entitled to Pharmacy Services under a Program.

FINANCIAL CYCLE(S) is the interval of time between payment by Customer, Argus or others to Pharmacies or Members of amounts due under a Program.

Identification CarD means a printed card that is issued by Argus or Customer to a Member and that is used to identify the Member and covered dependents (but not to guarantee Program coverage of a particular Pharmacy Service).

INTEGRATED PHARMACY NETWORK SYSTEM (“IPNS®”) is Argus’ system for the electronic processing of prescription and certain other Claims submitted under Programs.

INTERMEDIARY means a pharmacy services administrative organization or an owner or operator of a Contracted Pharmacy.

INTERNET means an interconnected system of networks that connects computers around the world.

Maximum Allowable Cost (MAC) means the maximum allowable cost of a drug pursuant to a list that establishes an upper limit reimbursement price for certain multiple-source drugs dispensed without regard to the specific manufacturer whose drug is dispensed.

MEMBER is a person who is enrolled in the Program, meets all of the eligibility requirements for membership in such Program and is entitled to the healthcare-related benefits of the Program.

NATIONAL COUNCIL FOR PRESCRIPTION DRUG PROGRAMS (NCPDP) is a pharmaceutical-industry trade association that has developed a format used for the transmission between Pharmacies and claims processors on electronic or magnetic media of pharmacy Claim data and issues NPI numbers.

NATIONAL DRUG CODE (NDC) is an identifier for a prescription drug published by the pharmaceutical industry.

Management Services Agreement

Healthcare Corporation of America – Prescription Corporation of America, Inc.

Copyright 2011 by Argus Health Systems, Inc. All Rights Reserved All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.

CONFIDENTIAL TREATMENT REQUESTED.

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN

REQUESTED IS OMITTED AND MARKED WITH “[*******]” OR OTHERWISE

CLEARLY INDICATED. AN UNREDACTED VERSION OF THIS DOCUMENT HAS

ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.

NaTIONAL PROVIDER IDENTIFIER (NPI) is a unique identification number issued by NCPDP for use by covered health care providers to identify Prescribers as required by the Health Insurance Portability and Accountability Act (HIPAA) Administrative Simplification Standard.

NaTIONAL WRAP NETWORK means a group of Argus Pharmacies that have agreed to receive Disbursements at rates set forth in the applicable ANA.

Network means a group of Contracted Pharmacies that have agreed to participate in an Argus Network or a Customer Network.

PAID CLAIM is a Claim that has been found to represent a covered healthcare-related benefit and requires reimbursement by the Plan, or Member.

PARTICIPATING PHARMACY is any person or entity properly licensed to dispense prescription drugs which has a written agreement with Customer, or its network pharmacy administrator, to provide Products and services to Members.

PAYMENT REGISTER means for a Financial Cycle, a listing of payments due each pharmacy participating in an Argus Network resulting from Argus’ Processing Claims on behalf of Customer.

PHARMA COMPANY is a pharmaceutical company.

PHARMACY(IES) shall mean shall mean any outlet engaged in the business of dispensing, compounding or selling Products to patients or consumers.

PHARMACY Laws means all local, state and federal laws, regulations, constitutions, charters, acts, statutes, ordinances, codes, rules, orders, decrees, judgments, or other legislative, judicial, or administrative actions applicable to Contracted Pharmacies.

Pharmacy Services means those pharmacy services provided through a Network, including the dispensing of Covered Medications and related counseling and Product consultation.

Pharmacy Standards means standards that meet the greater of (a) the pharmaceutical care, skill and diligence that is customarily rendered by pharmacies in the United States (if measurable, or if not measurable, that is customarily rendered in the largest geographical area for which it is measurable), or (b) the pharmaceutical care, skill and diligence that is customarily rendered by Contracted Pharmacies as a group.

PRESCRIBER is a physician or other healthcare professional who legally prescribes a healthcare-related product or service to Members and such person’s agents and has obtained an NPI number from NCPDP.

Management Services Agreement

Healthcare Corporation of America – Prescription Corporation of America, Inc.

Copyright 2011 by Argus Health Systems, Inc. All Rights Reserved All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.

CONFIDENTIAL TREATMENT REQUESTED.

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN

REQUESTED IS OMITTED AND MARKED WITH “[*******]” OR OTHERWISE

CLEARLY INDICATED. AN UNREDACTED VERSION OF THIS DOCUMENT HAS

ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.

PROCESS(ING) is the review of Claims to determine whether and to what extent they meet Program Specifications, and, if Customer requests, the determination of amounts due a Pharmacy or, if applicable, a Member under a Program.

Processing Messages are messages sent electronically by Argus pertaining to Network or Program information, including without limitation step therapy protocol and formulary information.

PRODUCT is any pharmaceutical product of a Pharma Company.

PROGRAM is the contractual provision by an entity other than Argus of healthcare benefits to Members pursuant to which the Pharmacies and, if applicable, Members, receive funds for prescription drugs, durable medical equipment, and other healthcare-related goods and services as determined by a unique combination of factors including without limitation coverage specifications, reimbursement criteria and methods, and eligibility requirements.

PROGRAM SPECIFICATIONS is the IPNS specifications agreed to by Customer and Argus that reflect the combination of Program and healthcare industry factors that determine amount due to Pharmacies and, if applicable, Members, under a Program.

PROGRAM SPONSOR is the entity that contracts for the provision of healthcare benefits to Members.

REQUIRED INFORMATION means complete, identifiable (and if submitted on paper, legible) Claim information required by Argus. Required Information may include without limitation (a) Member’s identification number; (b) NDC of the medication prescribed; (c) the bottle size from which the medication is dispensed; (d) quantity of the medication dispensed; (e) estimated days of medication supply; (f) the correct DAW code for brand name medications; (g) an NPI number; (h) codes and cost information as designated by Argus for compound prescriptions; and (i) sales tax amounts.

Sales Tax Remittances are amounts Argus (a) has based on information obtained from Participating Pharmacies regarding any federal, state or local taxes payable with respect to any sales of Covered Medications to Members and determined to be reasonable, (b) has collected from Customer, and (c) has remitted with Disbursements to Participating Pharmacies.

SUBMITTED CLAIM means any Claim type that is identified as submitted on behalf of the Customer and requires processing by Argus.

UNIVERSAL CLAIMS FORM (UCF) is a form developed by NCPDP that is the accepted format for non-electronic submission of Claims for reimbursement to a Pharmacy to a Claims processor.

Management Services Agreement

Healthcare Corporation of America – Prescription Corporation of America, Inc.

Copyright 2011 by Argus Health Systems, Inc. All Rights Reserved All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.

CONFIDENTIAL TREATMENT REQUESTED.

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN

REQUESTED IS OMITTED AND MARKED WITH “[*******]” OR OTHERWISE

CLEARLY INDICATED. AN UNREDACTED VERSION OF THIS DOCUMENT HAS

ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.

UNIVERSAL PRODUCT CODE (UPC) is a manufacturer’s unique, universally recognizable code for a Product.

USUAL AND CUSTOMARY CHARGE means the lowest price the Contracted Pharmacy would charge to a cash paying customer for an identical prescription on the date and at the location that the prescription is dispensed, including any special promotions or discounts available to the public on such date of dispensing.

WHOLESALE ACQUISITION COST (WAC) means a Pharma Company’s wholesale price for a drug provided by a Pharma Company to third-party pricing sources (e.g., First DataBank) for inclusion in their price databases.

Management Services Agreement

Healthcare Corporation of America – Prescription Corporation of America, Inc.

Copyright 2011 by Argus Health Systems, Inc. All Rights Reserved All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.

CONFIDENTIAL TREATMENT REQUESTED.

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN

REQUESTED IS OMITTED AND MARKED WITH “[*******]” OR OTHERWISE

CLEARLY INDICATED. AN UNREDACTED VERSION OF THIS DOCUMENT HAS

ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT B: LIABILITY LIMIT CALCULATION

[*******]

Management Services Agreement

Healthcare Corporation of America – Prescription Corporation of America, Inc.

Copyright 2011 by Argus Health Systems, Inc. All Rights Reserved All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.

CONFIDENTIAL TREATMENT REQUESTED.

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN

REQUESTED IS OMITTED AND MARKED WITH “[*******]” OR OTHERWISE

CLEARLY INDICATED. AN UNREDACTED VERSION OF THIS DOCUMENT HAS

ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT C: FEES AND EXPENSES

[*******]

Management Services Agreement

Healthcare Corporation of America – Prescription Corporation of America, Inc.

Copyright 2011 by Argus Health Systems, Inc. All Rights Reserved All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.

CONFIDENTIAL TREATMENT REQUESTED.

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN

REQUESTED IS OMITTED AND MARKED WITH “[*******]” OR OTHERWISE

CLEARLY INDICATED. AN UNREDACTED VERSION OF THIS DOCUMENT HAS

ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT D:

CLAIMS PROCESSING AND RELATED SERVICES

[*******]

Management Services Agreement

Healthcare Corporation of America – Prescription Corporation of America, Inc.

Copyright 2011 by Argus Health Systems, Inc. All Rights Reserved All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.

EXHIBIT E:
PHARMACY NETWORK SERVICES

[*******]

Management Services Agreement

Healthcare Corporation of America – Prescription Corporation of America, Inc.

Copyright 2011 by Argus Health Systems, Inc. All Rights Reserved All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.

EXHIBIT F:
TARGETED INTERVENTION STRATEGIESTM

[*******]

Management Services Agreement

Healthcare Corporation of America – Prescription Corporation of America, Inc.

Copyright 2011 by Argus Health Systems, Inc. All Rights Reserved All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.

EXHIBIT G

PAHUB AUTOMATED AUTHORIZATION SERVICES

[*******]

Management Services Agreement

Healthcare Corporation of America – Prescription Corporation of America, Inc.

Copyright 2011 by Argus Health Systems, Inc. All Rights Reserved All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.

EXHIBIT H
PREDICTIVE MODELING
DSTHS ACG®END USER RxPMTm ONLY PRODUCTION LICENSE

[*******]

Management Services Agreement

Healthcare Corporation of America – Prescription Corporation of America, Inc.

Copyright 2011 by Argus Health Systems, Inc. All Rights Reserved All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.

APPENDIX 1
PHARMACY NETWORK SERVICES ARGUS
NETWORK ELECTIONS
(Form)

[*******]

Management Services Agreement

Healthcare Corporation of America – Prescription Corporation of America, Inc.

Copyright 2011 by Argus Health Systems, Inc. All Rights Reserved All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.

PRIVACY/SECURITY REGULATORY ADDENDUM

[*******]

Management Services Agreement

Healthcare Corporation of America – Prescription Corporation of America, Inc.

Copyright 2011 by Argus Health Systems, Inc. All Rights Reserved All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.